BLACKROCK FUNDSSM
BlackRock International Diversification Fund

Supplement dated December 11, 2009
to the Prospectus and Statement of Additional Information, each dated April 30, 2009

On December 4, 2009, the Board of Trustees of BlackRock FundsSM (the “Trust”), on behalf of its series, BlackRock International Diversification Fund (the “Fund”), approved a proposal to close the Fund to new and subsequent investments and to liquidate the Fund. Accordingly, effective 4:00 p.m. (Eastern time) on December 18, 2009, the Fund will no longer accept orders from new investors or existing shareholders to purchase Fund shares. On or about February 11, 2010, all of the assets of the Fund will be liquidated completely, each investor’s shares will be redeemed at the net asset value per share and the Fund will then be terminated.

Shareholders should retain this Supplement for future reference.

Code# PR&SAI-IDIV-SUP-1209